SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Under Rule 14a-12


                             VISX, INCORPORATED
------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies: common stock, $.01 par value per share
             -----------------------------------------------------------------

       (2)   Aggregate number of securities to which transaction applies:

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       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)   Proposed maximum aggregate value of transaction:

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       (5)   Total fee paid:

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


       (1)     Amount Previously Paid:

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       (2)     Form, Schedule or Registration Statement No.:

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       (3)     Filing Party:

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       (4)     Date Filed:







                                [VISX LOGO]


                             VISX, Incorporated
                          3400 Central Expressway
                     Santa Clara, California 95051-0703
                               (408) 733-2020
                              ----------------

To our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of VISX, Incorporated to be held at 8:00 a.m., local time, on
             , 2002, at The Santa Clara Convention Center located at 5001 Great America Parkway, Santa Clara, California 95054. The Notice of, and Proxy Statement for, the 2002 Annual Meeting of Stockholders follow. The 2002 Annual Report is enclosed.

     At the Annual Meeting, stockholders will elect seven persons to serve as directors until the next Annual Meeting and until their successors have been elected and qualified (Item 1 on your Proxy). The Proxy Statement contains information regarding the Company's nominees for election to the Board of Directors. Your Board of Directors recommends that you vote FOR the Company's slate of nominees named in this Proxy Statement.

     Stockholders will also vote to ratify the Board's appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2002 (Item 2 on your Proxy). Your Board recommends that you vote FOR the ratification of the appointment of Arthur Andersen LLP.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, we request that you complete, date, sign and return the enclosed gold proxy card promptly in the enclosed pre-addressed envelope. No postage is necessary if you mail your proxy in the United States. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     You should be aware that you may hear from a stockholder group headed by Carl C. Icahn seeking to solicit proxies to elect his nominees for director. We urge you not to sign any proxy card provided by the Icahn group until we have had a chance to respond.

                                            Sincerely,


                                            Elizabeth H. Davila
                                            Chairman of the Board, President
                                            and Chief Executive Officer

Santa Clara, California
March   , 2002







                                [VISX LOGO]


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held         , 2002

To the Stockholders:

     The Annual Meeting of Stockholders of VISX, Incorporated (the
"Company") will be held on         ,           , 2002 at 8:00 a.m., local
time, at The Santa Clara Convention Center located at 5001 Great America Parkway, Santa Clara, California 95054 for the following purposes:

     1. To elect seven directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

     2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2002; and

     3. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 18, 2002 are entitled to notice of, and to attend and vote at, the meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company located at 3400 Central Expressway, Santa Clara, California 95051-0703.

                                              For the Board of Directors



                                              John F. Runkel, Jr.
                                              Secretary

Santa Clara, California
March    , 2002

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|                          YOUR VOTE IS IMPORTANT                             |
|                                                                             |
|      It is important that all stockholders be represented at the Annual     |
| Meeting. Therefore, in order to assure your representation whether or not   |
| you plan to attend the meeting, please complete, date, sign, and return     |
| the enclosed gold proxy card promptly in the accompanying reply envelope.   |
| No postage is necessary if mailed in the United States. You may revoke      |
| your proxy at any time prior to the Annual Meeting. If you attend the       |
| Annual Meeting and wish to change your proxy vote, you may do so            |
| automatically by voting in person at the Annual Meeting.                    |
 ------------------------------------------------------------------------------






                             VISX, INCORPORATED
                             _________________

                              PROXY STATEMENT
                    2002 ANNUAL MEETING OF STOCKHOLDERS
                             _________________

            INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General

     These proxy materials are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISX, Incorporated (the "Company") for the Annual Meeting of Stockholders to be
held on           , 2002 at 8:00 a.m., local time, and at any adjournment
or postponement of the Annual Meeting. The Annual Meeting will be held at The Santa Clara Convention Center located at 5001 Great America Parkway, Santa Clara, California 95054. The telephone number at the meeting location is (408) 748-7000. This Proxy Statement, Notice of Annual Meeting and the accompanying gold proxy card will be mailed to stockholders on or about
March    , 2002.

     A copy of the Company's Annual Report for the year ended December 31, 2001, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

Outstanding Voting Stock

     The Company's Common Stock is the only class of security entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on March 18, 2002 will be entitled to vote on all matters to come before the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon. As of March 18,
2002, there were approximately               shares of Common Stock
outstanding and entitled to vote at the Annual Meeting.

Quorum and Vote Required

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, EquiServe, L.P. (the "Inspector"), the Company's Transfer Agent. The Inspector will also determine whether or not a quorum is present. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 18, 2002 will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-votes.

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "Withhold Authority" and broker non-votes with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. The affirmative vote of the holders of a majority of the votes cast at the meeting will be required to ratify each other proposal.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed gold proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. If no specification is made, the shares will be voted FOR Proposals 1 and 2 and, in the proxy holders' discretion, as to other matters that may properly come before the Annual Meeting.

Revocability of Proxy

     You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company, John F. Runkel, Jr., at the Company's principal executive offices at 3400 Central Expressway, Santa Clara, California 95051-0703, by 8:00 a.m., local time,
on           , 2002. In addition, you may automatically change your proxy vote by voting in person at the Annual Meeting.

Solicitation

     Proxies are being solicited by and on behalf of the Company's Board of Directors. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. The Company has retained to assist the Company in the solicitation of proxies for
a fee of $      plus reimbursement of reasonable out-of-pocket expenses.
                      will employ approximately      people to solicit the
Company's stockholders. In addition, directors, officers, and other employees of the Company may solicit proxies without additional
compensation therefor. The methods by which                    , the
directors, officers and other employees of the Company may solicit proxies are by mail, telephone, telegram, facsimile or personal communication.

     Expenses related to the potential contested solicitation of stockholders, in excess of those normally spent for an Annual Meeting, are
expected to aggregate approximately $    , of which approximately $     has
been spent to date.

                               PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

Nominees

     A board of seven directors is to be elected at the Annual Meeting. Currently the Board of Directors is comprised of the seven nominees. Unless otherwise instructed, the proxy holders will vote the proxies received for the Company's seven nominees named below, all of whom are currently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee designated by the current Board of Directors to fill the vacancy. The Company does not expect that any nominee listed below will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below:

Elizabeth H. Davila                                         Director Since 1995

     Ms. Davila, 57, has served as Chairman of the Board since May 2001, President and Chief Executive Officer of the Company since February 2001, President and Chief Operating Officer from February 1999 to February 2001, Executive Vice President and Chief Operating Officer from May 1995 to March 1999, and as a Director since December 1995. From 1977 to 1994, Ms. Davila held senior management positions with Syntex Corporation in its medical device, medical diagnostics, and pharmaceutical divisions. Ms. Davila also serves on the Board of Directors of VidaMed, Inc.

Kathryn E. Falberg                                          Director Since 2001

     Ms. Falberg, 41, has been a Director of the Company since December 2001. She is currently a consultant to Inamed Corporation, and a part-time advisor to Amgen Inc., where she served as Senior Vice President, Finance and Chief Financial Officer from May 1998 to August 2001. Between January 1995 and May 1998, Ms. Falberg served as Amgen's Vice President, Corporate Controller and Chief Accounting Officer, and Treasurer. From 1984 to 1994, Ms. Falberg held numerous financial positions at Applied Magnetics Corporation, the most recent being Vice President, Chief Financial Officer and Treasurer (1993 to 1994).

Glendon E. French                                           Director Since 1995

     Mr. French, 68, has been a Director of the Company since May 1995. He served as Chairman and Chief Executive Officer of Imagyn Medical, Inc. from February 1992 until his retirement as Chief Executive Officer in December 1994. He continued to serve as Chairman of Imagyn until April 1995. From 1989 until he joined Imagyn in February 1992, Mr. French was Chairman, Chief Executive Officer and a director of Applied Immune Sciences, Inc. From 1982 to 1988, Mr. French was President of the Health and Education Services Sector of ARA Services, Inc., and from 1972 to 1982, he was President of American Critical Care (formerly a division of American Hospital Supply Corp., now known as Dupont Critical Care).

John W. Galiardo                                            Director Since 1996

     Mr. Galiardo, 68, has been a Director of the Company since May 1996. He served as Vice Chairman of the Board of Directors and General Counsel of Becton Dickinson & Company from 1994 until his retirement in December 1999. Prior to 1994, he served as Vice President and General Counsel. Mr. Galiardo joined Becton Dickinson in 1977 and was responsible for the Law and Patent Departments, Medical Affairs, Corporate Regulatory and Quality Affairs, the Environment and Safety Departments, and Government Investor, and Public Affairs. Prior to joining Becton Dickinson, Mr. Galiardo was Assistant General Counsel of E. R. Squibb & Sons, and before that he was associated with the law firm of Dewey, Ballantine, Bushby, Palmer & Wood in New York City. Mr. Galiardo is the past Chairman of the Health Industry Manufacturers Association.

Jay T. Holmes                                               Director Since 1999

    Mr. Holmes, 59, has been a director of the Company since March 1999. He has been a practicing attorney and business consultant since mid-1996. From 1981 until his retirement in mid-1996, Mr. Holmes held several senior management positions at Bausch & Lomb Incorporated, the most recent being Executive Vice President and Chief Administrative Officer from 1995 to 1996 and Senior Vice President and Chief Administrative Officer from 1993 to 1995. From 1983 to 1993, Mr. Holmes was Senior Vice President, Corporate Affairs, and from 1981 to 1983 Vice President and General Counsel at Bausch & Lomb. Mr. Holmes was a member of the Board of Directors of Bausch & Lomb from 1986 until his retirement in 1996. Mr. Holmes also serves on the Board of Directors of Rochester Energy Group.

Gary S. Petersmeyer                                         Director Since 2001

     Mr. Petersmeyer, 55, has been a director of the Company since December 2001. He served as President, Chief Operating Officer, and Director of Pherin Pharmaceuticals Inc. from 2000 to 2001. From 1997 to 1999, Mr. Petersmeyer served as President, Chief Executive Officer, and Director of Collagen Corporation. From 1990 to 1995, Mr. Petersmeyer held several senior management positions at Syntex Corporation, the most recent being Vice President, Managed Health Care from 1993 to 1995. Mr. Petersmeyer served as President, Chief Executive Officer, and Director of Beta Phase Inc. from 1986 to 1990. From 1982 to 1986, Mr. Petersmeyer served as President of the Optics Division of Coopervision Inc. and as the General Manager of its Ophthalmic Products Division. From 1976 to 1982, Mr. Petersmeyer held a series of positions in corporate development, market research, and marketing for Syntex Corporation. Mr. Petersmeyer also serves on the Board of Directors of Eunoe Corporation and as an Advisor to Roxro Pharmaceutical Inc. in Menlo Park, California.

Richard B. Sayford                                          Director Since 1995

     Mr. Sayford, 71, has been a Director of the Company since May 1995. He has been President of Strategic Enterprises, Inc., a private business consulting firm specializing in providing services to high technology and venture firms, since 1979. He is a founding investor of MCI Communications Co., and served as a member of the Board of Directors of MCI since 1980. He is also a director of Brightlink Networks, Inc. and HCA -- HealthOne, L.L.C. Mr. Sayford is former President of Amdahl International, Ltd. and Corporate Vice President of Amdahl Corporation.

Vote Required and Board of Directors' Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN THIS PROXY STATEMENT. The seven nominees receiving the highest number of affirmative votes of the shares of Common Stock of the Company present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Delaware law.

                       FURTHER INFORMATION CONCERNING
                           THE BOARD OF DIRECTORS

Board Committees and Meetings

     The Board of Directors of the Company held ten meetings during 2001 and acted by unanimous written consent one (1) time. Except for Directors Falberg and Petersmeyer, who joined the Board of Directors in December 2001, all current directors and nominees attended greater than 75% of the meetings of the Board of Directors and committees thereof upon which such director served. The Board of Directors has standing Audit, Compensation and Governance Committees.

     Audit Committee. From January to December 2001, the Audit Committee consisted of Directors French (chair), Galiardo and Sayford. In December 2001, Director Falberg was appointed to the Audit Committee. The Audit Committee oversees engagement of the Company's independent auditors, reviews the arrangements for and scope of the audit by the Company's independent auditors, and reviews and evaluates the Company's accounting practices and its systems of internal accounting controls. The Audit Committee held four meetings during 2001. The Company's Board of Directors has adopted a charter for the Audit Committee. The Company believes that all of the members of the Audit Committee qualify as independent directors under the listing standards of the New York Stock Exchange.

     Compensation Committee. From January to December 2001, the Compensation Committee was comprised of Directors French, Galiardo, Holmes and Sayford (chair). In December 2001, Director Petersmeyer was appointed to the Compensation Committee in place of Director Galiardo. The Compensation Committee sets the compensation of the Company's executive officers, including salary and bonuses, and administers the Company's stock option plans. The Compensation Committee held seven meetings during 2001.

     Governance Committee. From January to December 2001, the Governance Committee was comprised of Directors French, Galiardo (chair), Holmes and Sayford. In December 2001, Directors Falberg and Petersmeyer were appointed to the Governance Committee in place of Directors French and Sayford. The Governance Committee considers and reports on all matters relating to the selection, qualification and compensation of directors and candidates nominated for the position of director. The Governance Committee held nine meetings during 2001. Any stockholder desiring to submit a candidate for consideration by the Governance Committee should send the name and background information of such proposed candidate to the Office of the Secretary at 3400 Central Expressway, Santa Clara, California 95051-0703.

Director Compensation

     The annual retainer for non-employee directors ($20,000), fees for each Board meeting the director attended ($2,000), and fees for attendance at a Board meeting by telephone ($250) and for each Committee meeting attended ($500) remained the same as the fees paid in 2000. The compensation for the chairperson of each Committee continued at the same rate ($750) as the rate paid in 2000. Non-employee directors receive automatic annual grants of options to purchase 6,000 shares of the Company's Common Stock. Non-employee directors also receive a one-time grant of options to purchase 45,000 shares of the Company's Common Stock upon initial election to the Board of Directors. In addition, directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board and Committee meetings.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of reporting forms furnished to the Company or written representations from certain Reporting Persons that no annual forms were required, the Company believes that all filing requirements were complied with during 2001. For fiscal year 2000, however, section 16(a) forms relating to annual option grants were filed late for Mark B. Logan, Elizabeth H. Davila, Timothy R. Maier, James W. McCollum, David M. Patino, and Kina Lamblin.

Compensation Committee Interlocks and Insider Participation

     The Company's Compensation Committee consists of Directors French, Holmes, Petersmeyer and Sayford, none of whom have ever been employed by the Company. Other than Mark B. Logan, who served on the compensation committees of Abgenix, Inc., Align Technology, Inc. and VIVUS, Inc., no executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 2001. Mr. Logan resigned as Chief Executive Officer in February 2001 and concluded his term as a director at the Annual Meeting of Stockholders on May 4, 2001. No employee of Abgenix, Inc., Align Technology, Inc. or VIVUS, Inc. served or serves on the Board of Directors or the Compensation Committee of the Company.

                           EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     Compensation Committee. The Compensation Committee of the Board of Directors is composed entirely of outside directors. The Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company. The Compensation Committee held seven meetings during 2001.

     Compensation Philosophy. The goals of the Company's compensation program are to provide a strong and direct link between the Company's financial performance and executive pay. The Company aligns management compensation with business objectives and stockholder interests by setting performance measures and objectives, and tying those objectives to a cash bonus plan and the use of stock-based incentives. The Committee retains the services of an independent compensation consulting firm to provide appropriate market survey data as well as to make specific recommendations to the Committee with respect to base salaries, cash bonuses, and stock incentive awards. The Committee retained this consulting firm because of the firm's expertise in evaluating and assessing compensation requirements in the Company's geographic region for attracting and retaining high caliber candidates for executive management positions.

     Other key elements of the Company's compensation philosophy include establishing compensation programs that provide competitive pay systems to help the Company attract, retain and motivate its executive management. The Company positions its executive base salaries at the mid-point of survey data, and in years in which bonuses are earned, total cash compensation is targeted to be above the average survey data. The decision to grant bonuses or additional stock incentive awards is keyed to achievement of the annual business plan for Company-wide goals and individual performance.

     Compliance With Internal Revenue Code Section 162(m). The Company is subject to Section 162(m) of the Internal Revenue Code adopted in 1993, which limits the deductibility of certain compensation payments to its executive officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Committee's current view is that any non-deductible amounts will be immaterial to the Company's financial or tax position, and that the Company derives substantial benefits from the flexibility provided by the current system, in which the selection and quantification of performance targets are modified from year to year to reflect changing conditions. However, the Committee takes into account the net cost to the Company in making all compensation decisions and will continue to evaluate the impact of this provision on its compensation programs.

     2001 Executive Compensation Program. In 2001, the Company's executive compensation program integrated the following components: base salary, cash bonuses and stock option grants. The Committee reviews each component of executive compensation annually. As an executive's level of responsibility increases, a greater portion of his or her potential total compensation is based on performance incentives and less on salary and employee benefits, causing potentially greater variability in the individual's absolute compensation level from year to year.

     Base Salary. The Committee establishes annual base salary levels for executives based on competitive survey data, level of experience, position and responsibility, the prior year's corporate performance and individual recommendations of executive management.

     Incentive Compensation Plan. The Committee has approved a performance-based executive compensation plan (the "Incentive Compensation Plan"). The Committee awarded bonuses for 2001 using the criteria as set forth in that plan. The total pool of monies available for bonuses was set based on the Committee's assessment of 2001 performance. After reviewing the Company's 2001 performance, the executives' individual performance and information provided by the independent compensation consulting firm, the Committee approved grants of bonuses for the executive officers. All Named Officers (as defined below) except John F. Runkel, Jr. were awarded cash bonuses in 2002 based on 2001 performance.

     Stock Awards. For 2001, the Committee approved stock option awards for the executive officers, including the Named Officers. These awards were made in recognition of the performance of the Company and the contributions made by the officers in achieving this level of performance.

     2001 Chief Executive Officer Compensation. Ms. Davila, in her capacity as Chief Executive Officer, participated in the same compensation programs as the other Named Officers. The Committee has targeted Ms. Davila's total compensation, including compensation derived from the Incentive Compensation Plan and the stock option plan, at a level it believes is competitive with the average amount paid by the Company's competitors and companies with which the Company competes for executive talent. Ms. Davila's salary was increased to $390,000 for 2001. Ms. Davila received an Incentive Compensation Plan award in recognition of the achievements of the Company during 2001 and of her contributions to those achievements.

                  Submitted by the Compensation Committee
                    of the Company's Board of Directors:

                             Glendon E. French
                               Jay T. Holmes
                            Gary S. Petersmeyer
                             Richard B. Sayford

Compensation of Named Executives

     Summary Compensation Table. The following table summarizes the total compensation earned by or paid to the Chief Executive Officer and the four other most highly compensated executive officers having total cash compensation for 2001 in excess of $100,000 (collectively, the "Named Officers") for services rendered to the Company during each of the last three fiscal years.


                                                                                                     Long-Term
                                                                                                   Compensation
                                                                                                      Awards
                                                                                                 ----------------
                                                                       Annual Compensation           Number of
                                                                    --------------------------        Shares            All Other
Name and Principal Position                                 Year    Salary(1)       Bonus(2)    Underlying Options   Compensation(3)
---------------------------                                -----    -----------  -------------  ------------------   ---------------
Mark B. Logan                                              2001     245,000           -0-              -0-               8,215
  Chairman of the Board and Chief Executive Officer(4)     2000     420,000          83,000          150,000             8,751
                                                           1999     390,000         636,000          300,000             8,124

Elizabeth H. Davila....................................    2001     390,000         175,000        1,025,000             7,923
  Chairman of the Board, President and                     2000     300,000          60,000          100,000             7,923
  Chief Executive Officer(5)                               1999     280,000         289,000          180,000             9,294

Timothy R. Maier.......................................    2001     240,000          80,000           60,000             7,234
  Executive Vice President                                 2000     215,000          43,000           50,000             7,203
  and Chief Financial Officer                              1999     200,000         183,000            --                7,269

Douglas H. Post........................................    2001     240,000          80,000           90,000             7,234
  Executive Vice President,                                2000     195,000          39,000           30,000             6,912
  Operations                                               1999     170,000         105,000           60,000             6,754

John F. Runkel, Jr. ...................................    2001     213,000          80,000           60,000             6,873
  Vice President, General Counsel                          2000       N/A             N/A              N/A                N/A
   and Corporate Secretary                                 1999       N/A             N/A              N/A                N/A

Carol F.H. Harner......................................    2001     210,000          55,600           40,000             7,923
  Vice President, Research                                 2000     195,000          39,000           30,000             7,915
  and Development                                          1999     170,000         116,000           60,000             8,026

____________________

(1) No compensation is paid to officers of the Company for services rendered as directors.

(2) Includes bonuses earned in the designated year but paid the following year. Mr. Runkel's bonus was guaranteed for fiscal year 2001.

(3) Represents premiums paid by the Company for Group Term Life Insurance and, for fiscal year 1999, the Company's contribution of $6,000 under its 401(k) Plan matching program, for fiscal year 2000, the Company's contribution of $6,375 under its 401(k) Plan matching program and, for fiscal year 2001, the Company's contribution of $6,375 under its 401(k) Plan matching program.

(4) Mr. Logan resigned as Chief Executive Officer in February 2001 and concluded his term as Chairman of the Board at the Company's Annual Meeting of Stockholders on May 4, 2001.

(5) On February 13, 2001, Ms. Davila was promoted to the position of Chief Executive Officer, replacing Mr. Logan, who had been the Company's Chief Executive Officer and Chairman of the Board since 1994. Ms. Davila began her term as Chairman of the Board of Directors of the Company at the Annual Meeting of Stockholders on May 4, 2001.

     Option Grants in Last Fiscal Year. The table below provides details regarding stock options granted to the Named Officers in 2001, and the potential realizable value of those options. The values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing these values it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will depend on the market value of the Company's stock at a future date.

                                                                Percent of
                                                    Number of      Total       Market
                                                     Shares       Options       Price
                                                   Underlying   Granted to     on the    Exercise                  Grant Date
                                                     Options   Employees in    Date of     Price     Expiration     Present
Name                                               Granted(1)   Fiscal Year     Grant    per Share      Date        Value(2)
----                                               ----------  -------------  --------  -----------  ----------   -------------
Mark B. Logan..................................        -0-          -0-         N/A        N/A         N/A              N/A
Elizabeth H. Davila............................      225,000         9%        15.74      15.74       02/12/11     1,710,669.38
                                                     800,000        32%        15.90      15.90       02/13/11     6,172,980.00
Timothy R. Maier...............................       60,000         2.4%      15.74      15.74       02/12/11       456,178.50
Douglas H. Post................................       70,000         2.8%      10.25      10.25       01/02/11       347,477.67
                                                      20,000          .8%      15.74      15.74       02/12/11       152,060.90
John F. Runkel, Jr.............................       60,000         2.4%      13.75      13.75       01/29/11       399,539.13
Carol F.H. Harner..............................       40,000         1.6%      15.74      15.74       02/12/11       304,119.71


__________________

(1) Options granted in 2001 have a ten-year term and vest 25% on the first anniversary of the grant date, and ratably thereafter at the rate of 1/48 of the total grant per month for three years. The exercisability of the options is automatically accelerated upon a change in control of the Company.

(2) Calculated using the Black-Scholes option pricing model. Assumes that options have a ten-year term. Also assumes a weighted average stock price volatility of 65%, a current dividend yield of zero, and an expected weighted average interest rate of 3.8%.

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table provides information with respect to option exercises in 2001 by the Named Officers and the value of such officers' unexercised options as of December 31, 2001. The values for "in-the-money" options represent the spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                                                                              Number of Shares            Value of Unexercised
                                                                           Underlying Unexercised        In-the-Money Options at
                                                Shares                   Options at Fiscal Year-End        Fiscal Year-End(2)
                                              Acquired on     Value    -----------------------------  ----------------------------
Name                                           Exercise    Realized(1)   Exercisable   Unexercisable   Exercisable   Unexercisable
----                                         ------------  ----------- -------------- --------------  ------------   -------------
Mark B. Logan............................      451,017     $3,993,358      928,285        101,571      $ 4,104,222    $   126,572
Elizabeth H. Davila......................           --             --      667,605      1,087,503        3,051,136         63,301
Timothy R. Maier.........................           --             --      435,814        151,252        1,784,202         31,651
Douglas H. Post..........................           --             --      101,457        100,002          364,730        238,491
John F. Runkel, Jr.......................           --             --       -0-            60,000              -0-             --
Carol F.H. Harner........................       56,600     $  812,326       86,831         56,250          188,233             --


______________

(1) Market value of underlying shares at the exercise date minus the exercise price.

(2) Value of unexercised options is based on the price of the last reported sale of the Company's Common Stock on the New York Stock Exchange of $13.25 per share on December 31, 2001 (the last trading day for fiscal
    2001), minus the exercise price.

Employment Arrangements

     The Company has entered into Change of Control Severance Agreements (the "Severance Agreements") with each of the Named Officers. The Severance Agreements provide, among other things, that if the Named Officer's employment is terminated other than for cause within two years after a change of control of the Company, the Named Officer is entitled to receive a lump sum severance payment equal to three times the Named Officer's annual base salary and bonus. In addition, pursuant to the terms of the documents governing the grants of options under the Company's option plans, all outstanding unvested options as of the date of a change of control, including options held by the Named Officers, become fully vested and exercisable upon the occurrence of a change of control.

                             PERFORMANCE GRAPH

     The SEC requires the Company to include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The following graph assumes that $100 was invested on December 31, 1996 (the last trading day of that year) in the Company's Common Stock and each of the comparative markets, and that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

     The following graph compares the performance of the Company's Common Stock with the performance of the Standard & Poor's Biotechnical and Medical Products Group Index and the New York Stock Exchange (U.S. Composite) Index. The Company's stock began trading on the New York Stock Exchange on September 7, 2000.


                       TOTAL RETURN TO STOCKHOLDERS
                   (Assumes $100 investment on 12/31/96)

                             [LINE GRAPH OMITTED]

  ----------------------------------------------------------------------------------------------------------------------
  Total Return Analysis
                                12/31/1996     12/31/1997     12/31/1998     12/31/1999    12/31/2000     12/31/2001
  ----------------------------------------------------------------------------------------------------------------------
  VISX, Incorporated            $  100.00       $ 100.00       $ 395.21       $ 935.62      $ 188.70       $ 239.49
  ----------------------------------------------------------------------------------------------------------------------
  S&P Medical Products          $  100.00       $ 124.64       $ 179.63       $ 285.14      $ 411.31       $ 388.38
  ----------------------------------------------------------------------------------------------------------------------
  NYSE Composite                $  100.00       $ 132.89       $ 157.52       $ 174.76      $ 179.33       $ 161.02

  ----------------------------------------------------------------------------------------------------------------------




                           PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 18, 2002 by (1) each person known to the Company to own more than 5% of the issued and outstanding Common Stock, (2) each of the Company's directors, (3) each of the Named Officers, and (4) all directors, nominees and officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                                            Common       Approximate
                                                                                             Stock         Percent
                                                                                         Beneficially   Beneficially
Beneficial Owner                                                                             Owned          Owned
----------------                                                                       ---------------  -------------
Carl C. Icahn....................................................................        6,020,005(1)      10.96%
  c/o Icahn Associates Corp.
  767 Fifth Avenue
  47th Floor
  New York, New York 10153
Massachusetts Financial Services Company.........................................        5,720,206(2)      10.9%
  500 Boylston Street
  Boston, Massachusetts 02116
Waddell & Reed Investment Management Company.....................................        4,487,400(3)       8.2%
  6300 Lamar Avenue
  Overland Park, Kansas 66202
Mark B. Logan....................................................................          768,921(4)       1.4%
Elizabeth H. Davila..............................................................        1,006,668(5)       1.9%
Kathryn E. Falberg...............................................................             --0--          NA
Glendon E. French................................................................           40,375(6)         +
John W. Galiardo.................................................................           70,375(7)         +
Carol F.H. Harner................................................................          109,777(8)         +
Jay T. Holmes....................................................................           92,855(9)         +
Timothy R. Maier.................................................................          517,241(10)        +
Gary S. Petersmeyer..............................................................             --0--          NA
Douglas H. Post..................................................................          149,331(11)        +
John F. Runkel, Jr. .............................................................           18,937(12)        +
Richard B. Sayford...............................................................           69,175(13)        +
All directors and officers as a group (16 persons)...............................        2,874,800(14)      5.2%

____________________

 +   Represents less than 1% of the Company's outstanding Common Stock.

(1) As reported on the amended Schedule 13D filed with the SEC on or about November 20, 2001. The persons covered by the amended Schedule
      13D are High River Limited Partnership ("High River"), Barberry Corp. ("Barberry"), Carl C. Icahn ("Icahn") and Gail Golden ("Golden").
      High River reported sole voting power and sole dispositive power with respect to 3,245,505 shares. Barberry reported sole voting power and sole dispositive power with respect to 2,774,500 shares and shared voting power and shared dispositive power with respect to 3,245,505 shares. Icahn has shared voting power and shared dispositive power with respect to 6,020,005 shares. Golden has sole voting power and sole dispositive power with respect to 1,990 shares.

(2) As reported on the amended Schedule 13G filed with the SEC on or about February 12, 2002. Massachusetts Financial Services Company reported sole voting power with respect to 5,403,406 shares and sole dispositive power with respect to the 5,720,206 shares.

(3) As reported on Schedule 13G filed with the SEC on or about January 16, 2002. Waddell & Reed Investment Management Company reported sole voting power and sole dispositive power with respect to the 4,487,400 shares.

(4) Mr. Logan's total does not reflect open market transactions that may have occurred following the conclusion of his term as a Director on May 4, 2001. Mr. Logan's total includes options to purchase 720,944 shares that will be exercisable on or before May 17, 2002.

(5) Ms. Davila's total includes options to purchase 1,006,668 shares that will be exercisable on or before May 17, 2002.

(6) Mr. French's total includes options to purchase 40,375 shares that will be exercisable on or before May 17, 2002.

(7) Mr. Galiardo's total includes options to purchase 66,375 shares that will be exercisable on or before May 17, 2002.

(8) Dr. Harner's total includes options to purchase 102,454 shares that will be exercisable on or before May 17, 2002.

(9) Mr. Holmes' total includes options to purchase 89,375 shares that will be exercisable on or before May 17, 2002.

(10) Mr. Maier's total includes options to purchase 488,939 shares that will be exercisable on or before May 17, 2002.

(11) Mr. Post's total includes options to purchase 137,914 shares that will be exercisable on or before May 17, 2002.

(12) Mr. Runkel's total includes options to purchase 18,437 shares that will be exercisable on or before May 17, 2002.

(13) Mr. Sayford's total includes options to purchase 68,375 shares that will be exercisable on or before May 17, 2002.

(14) The total includes options to purchase an aggregate of 2,739,856 shares held by non-employee directors and officers that will be exercisable on or before May 17, 2002.


                               PROPOSAL NO. 2

            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Company is asking the stockholders to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2002. Arthur Andersen LLP has audited the Company's financial statements since May 1988. Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to answer appropriate questions.

Fees billed to the Company by Arthur Andersen LLP during 2001

     o Audit Fees:

     Audit fees billed to the Company by Arthur Andersen LLP during 2001 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $168,300.

     o Financial Information Systems Design and Implementation Fees:

     The Company did not engage Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during 2001.

     o All Other Fees:

     Fees billed to the Company by Arthur Andersen LLP during 2001 for all other non-audit services rendered to the Company, including tax-related services totaled $210,700.

Independence and Stockholders' Ratification of the Selection of Arthur Andersen LLP

     The Audit Committee has considered whether the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining the independence of Arthur Andersen LLP. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Arthur Andersen LLP. Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Directors' Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 2. Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2002 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote, and voting with respect to this proposal, at the Annual Meeting.

                         REPORT OF AUDIT COMMITTEE

     The Audit Committee is comprised entirely of independent non-employee directors. The Audit Committee oversees engagement of the Company's independent auditors, reviews the arrangements for and scope of the audit by the Company's independent auditors, and reviews and evaluates the Company's accounting practices and its systems of internal accounting controls. The Audit Committee has reviewed and discussed the Company's audited financial statements for 2001 with the Company's management and with the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be considered with the auditors by Statement of Auditing Standards No. 61. The Audit Committee has received written communication and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence from the Company. Based on the foregoing activities, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements for the year 2001 be included in the Company's report on Form 10-K for such year, which
was filed with the Securities and Exchange Commission on March    , 2002.

                      Submitted by the Audit Committee
                    of the Company's Board of Directors:

                             Kathryn E. Falberg
                             Glendon E. French
                              John W. Galiardo
                             Richard B. Sayford

                 ITEMS NOT CONSTITUTING SOLICITING MATERIAL

     The Compensation Committee and Audit Committee reports included herein shall not constitute "soliciting material" or be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

                               OTHER MATTERS

Other Matters to be Presented

     The Board knows of no matters other than the election of directors and ratification of the Company's independent auditors to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Participants in the Solicitation

     Under applicable regulations of the Securities and Exchange Commission ("SEC"), each member of the Board of Directors, certain executive officers of the Company and certain other corporate officers of the Company may be deemed to be "participants" in the Company's solicitation of proxies. The principal occupation and business address of each person who may be deemed a participant are set forth in Appendix A hereto. Certain information relating to the directors, executive officers and other participants of the Company, including certain information regarding their transactions with respect to the Company's securities, is listed in Appendix A.

Possible Stockholder Solicitation

     On November 20, 2001, Barberry Corp. ("Barberry"), an entity affiliated with Carl C. Icahn, submitted a notice to the Company stating that Barberry intended to nominate a slate of directors to the Company's Board of Directors. The notice stated that Barberry and its affiliates, including Mr. Icahn, High River Limited Partnership and Gail Golden, beneficially own an aggregate 10.96% of the outstanding Common Stock of the Company. The Company does not know if the Icahn group will initiate a proxy contest.

     In connection with the 2001 Annual Meeting, the Icahn group engaged in a proxy solicitation seeking to elect a slate of nominees to the Company's Board of Directors. Two days before the Company's 2001 Annual Meeting, the Icahn group withdrew its slate of nominees and terminated its solicitation of proxies. Based upon the status of the voting known to the Company at that time, the Company believes that the Icahn group nominees would have been defeated by a very substantial margin.

     In the course of pursuing the proxy contest in connection with the 2001 Annual Meeting, certain members of the Icahn group stated that they were willing to engage in a cash merger with VISX in which VISX shareholders would receive $32 per share, subject to due diligence and financing. VISX was skeptical of the Icahn group's intentions, but agreed to permit the Icahn group to perform a due diligence investigation. Following execution of the confidentiality agreement, neither the Icahn group nor their advisors arranged to review the Company's due diligence materials.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" THE BOARD'S NOMINEES ON THE ENCLOSED         PROXY CARD.

Stockholder Proposals for 2003 Annual Meeting

     Stockholder proposals that are intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 at the Annual Meeting of the Company in the year 2003 must be received at the executive offices of the Company (3400 Central Expressway, Santa Clara, California 95051-0703,
Attention: Office of the Secretary) on or before November    , 2002 in order
to be considered for inclusion in the year 2003 Proxy Statement and Proxy. In addition, under the advance notice provisions of the Company's Bylaws, written notice of proposals outside of Rule 14a-8 under the Securities Exchange Act of 1934 must be delivered to or mailed and received at the executive offices of the Company in accordance with the requirement set
forth in the Company's Bylaws on or before November    , 2002. Therefore, in
order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, such proposals must be delivered to or mailed and received at the executive offices of the Company on or
before November    , 2002.

                                   * * * *

      If you have any questions or require assistance, please contact:



                                                                  APPENDIX A

      INFORMATION CONCERNING THE DIRECTORS AND CERTAIN OFFICERS OF THE
                    COMPANY WHO MAY ALSO SOLICIT PROXIES

     The following table sets forth the name, principal business address and present address of any corporation or other organization in which their employment is carried on, of the directors and certain officers of the Company ("Participants") who may also solicit proxies from stockholders of the Company. Unless otherwise indicated, the principal occupation refers to such person's position with the Company and the business address is VISX, Incorporated, 3400 Central Expressway, Santa Clara, California 95051-0703.

Directors

     The principal occupations of the Company's directors who are deemed
Participants in the solicitation are set forth on pages    and    of this
Proxy Statement. The principal business address of Ms. Davila is that of the Company. The name and business address of the other director-Participants' organization of employment are as follows:

    Name                                Address
    ----                                -------
    Kathryn E. Falberg.............     VISX, Incorporated
                                        3400 Central Expressway
                                        Santa Clara, California 95051-0703
    Glendon E. French..............     VISX, Incorporated
                                        3400 Central Expressway
                                        Santa Clara, California 95051-0703
    John W. Galiardo...............     VISX, Incorporated
                                        3400 Central Expressway
                                        Santa Clara, California 95051-0703
    Jay T. Holmes..................     VISX, Incorporated
                                        3400 Central Expressway
                                        Santa Clara, California 95051-0703
    Gary S. Petersmeyer............     VISX, Incorporated
                                        3400 Central Expressway
                                        Santa Clara, California 95051-0703
    Richard B. Sayford.............     VISX, Incorporated
                                        3400 Central Expressway
                                        Santa Clara, California 95051-0703

Executive Officers and Certain Corporate Officers

    Name                                Principal Occupation
    ----                                --------------------
    Elizabeth H. Davila............     Chairman of the Board, President
                                        and Chief Executive Officer
    Timothy R. Maier...............     Executive Vice President, Chief
                                        Financial Officer and Treasurer
    Douglas H. Post................     Executive Vice President, Operations
    Derek A. Bertocci..............     Vice President, Controller
    Donald L. Fagen................     Vice President, Global Sales
    Carol F.H. Harner, Ph.D........     Vice President, Research and Development
    Catherine E. Murphy............     Vice President, Human Resources
    John F. Runkel, Jr.............     Vice President, General Counsel and
                                        Secretary
    Alan F. Russell, Ph.D..........     Vice President, Regulatory and Clinical
                                        Affairs
    Joaquin V. Wolff...............     Vice President, Global Marketing

Information Regarding Ownership of the Company's Securities by Participants

     The number of shares of common stock of the Company held by directors
and the Named Officers is set forth on page    of this Proxy Statement. This
information includes shares that may be acquired by the exercise of stock options on or before May 17, 2002.

Information Regarding Transactions in the Company's Securities by Participants

     The following table sets forth purchases and sales of the Company's securities by the Participants listed below during the past two years. Unless otherwise indicated, all transactions are in the public market.


                                                                                      Number of
                                                                                  Shares of Common
                                                                                Stock Purchased ("P")
Name                                                                  Date          or Sold ("S")     Footnote
----                                                               ---------   ---------------------  --------
Elizabeth H. Davila............................................      05/31/00           353  P           (2)
                                                                     11/30/00           429  P           (2)
                                                                     05/31/01           471  P           (2)
Kathryn E. Falberg.............................................                           --0--
Glendon E. French..............................................      05/10/01         8,000  S           (1)
                                                                     09/06/01         6,000  S           (1)
John W. Galiardo...............................................                           --0--
Jay T. Holmes..................................................      02/25/00         3,100  P           (3)
Gary S. Petersmeyer............................................                           --0--
Richard B. Sayford.............................................                           --0--
Timothy R. Maier...............................................      05/31/00           379  P           (2)
                                                                     11/30/00           609  P           (2)
                                                                     05/31/01           765  P           (2)
                                                                     11/30/01           625  P           (2)
John F. Runkel, Jr.............................................      10/23/00           500  P           (3)

_______________________

(1) Transaction effected through a same-day sale.

(2) Transaction effected through an Employee Stock Purchase Plan purchase.

(3) Transaction effected through an open-market purchase.


Miscellaneous Information Concerning Participants

     Except as described in this Appendix A or in the Proxy Statement, none of the Participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"), (i) directly beneficially owns any shares of Common Stock of the Company or any securities of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a stockholder, employee, officer or director. Furthermore, except as described in this Appendix A or in the Proxy Statement, no Participant or Participant Affiliate is either a party to any transaction or series of transactions since January 1, 2001, or has knowledge of any currently proposed transaction or series of transactions,
(i) to which the Company or any of its subsidiaries was or is to be a party,
(ii) in which the amount involved exceeds $60,000, and (iii) in which any Participant or Participant Affiliate had or will have, a direct or indirect material interest.

     Except for the employment agreements described in the Proxy Statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Appendix A or in the Proxy Statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliate within the past year with any person with respect to the Company's Common Stock.



                               FORM OF PROXY

                                 GOLD PROXY

VOTE BY TELEPHONE                           VOTE BY INTERNET

It's fast, convenient, and                  It's fast, convenient, and your
immediate!                                  vote is immediately confirmed
Call Toll-Free on a Touch-Tone              and posted.
Phone:

Follow these four easy steps:               Follow these four easy steps:

1. Read the accompanying Proxy              1. Read the accompanying Proxy
Statement and Proxy Card.                   Statement and Proxy Card.

2. Call the toll-free number                2. Go to the Website

For stockholders residing outside
the United States call collect on           3. Enter your 14-digit Voter
a touch-tone phone                          Control Number located on your
                                            Proxy Card above your name.

3. Enter your 14-digit Voter Control        4. Follow the instructions
Number located on your Proxy Card           provided.
above your name.

4. Follow the recorded instructions.

Your vote is important!                     Your vote is important!
Call               anytime!                 Go to              anytime!

 DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.


-------------------------------DETACH HERE-------------------------------------

                    SIGN, DATE AND MAIL YOUR PROXY TODAY


[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

     STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

                     YOUR VOTE IS VERY IMPORTANT TO US

WE RECOMMEND A VOTE "FOR" THE ELECTION OF DIRECTORS AND THE FOLLOWING PROPOSALS

1.  To elect the following seven Directors:

Nominees:                        For                Withheld
                                 [  ]                 [  ]
(01) Elizabeth H. Davila
(02) Kathryn E. Falberg
(03) Glendon E. French
(04) John W. Galiardo
(05) Jay T. Holmes
(06) Gary S. Petersmeyer
(07) Richard B. Sayford



---------------------------------------
[  ] For all nominees except as noted above


2.  To ratify the appointment of             For     Against     Abstain
    independent public accountants.          [  ]     [   ]       [   ]


3.  To act upon such other matters           For     Against     Abstain
    as may properly come before              [  ]     [   ]       [   ]
    the meeting or any adjournment
    or postponement thereof.

[  ]  MARK HERE IF YOU PLAN TO ATTEND THE MEETING

[  ]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW


Please sign exactly as your name(s) appears on your stock certificate. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.


REGISTRATION
Signature: ________________    Date: ______________   Signature if held jointly: _______________    Date:  ______________


              PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


     The undersigned hereby appoints Elizabeth H. Davila as proxy to vote at the Annual Meeting of Stockholders of VISX, Incorporated (the "Company") to be held on __________, 2002 at 8:00 a.m. local time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR, FOR PROPOSAL 2 AND AT THE DISCRETION OF THE PROXY HOLDER UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF ANY NOMINEE FOR DIRECTOR IS UNABLE OR DECLINES TO SERVE AS A DIRECTOR, THIS PROXY WILL BE VOTED FOR ANY NOMINEE THAT THE PRESENT BOARD OF DIRECTORS DESIGNATES.


                             [See Reverse Side]


                       (To be Signed on Reverse Side)